UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2024
________________________________________________
Joby Aviation, Inc.
(Exact name of registrant as specified in its charter)
________________________________________________

Delaware			001-39524	98-1548118
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 Encinal Street

Santa Cruz	,	California		95060
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (831) 201-6700
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into or Amendment of a Material Definitive Agreement.
Stock Purchase Agreement
On October 1, 2024, Joby Aviation, Inc. (the “Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”), by and between the Company and Toyota Motor Corporation (the “Investor”), providing for the issuance and sale by the Company to the Investor in a private placement of up to an aggregate of 99,403,579 shares of common stock, par value $0.0001 per share (the “Shares”), at a purchase price of $5.03 per share, upon the terms and conditions set forth in the Stock Purchase Agreement (the “Private Placement”).
The Private Placement is structured in two equal tranches of $250.0 million each. The closing of each tranche is subject to the satisfaction of certain closing conditions set forth in the Stock Purchase Agreement. The first tranche is subject to conditions including, but not limited to: (i) the satisfaction of certain regulatory approvals or clearances, including with respect to the Committee on Foreign Investment in the United States and under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder; (ii) the adoption of certain changes to the provisions of the Company’s amended and restated bylaws concerning the ownership of common stock by non-citizens of the United States (the “Foreign Ownership Requirement”); (iii) the authorization by the Company’s board of directors of certain changes to Article XIV of the Company’s amended and restated certificate of incorporation concerning the Foreign Ownership Requirement (the “Charter Amendment”), subject to approval by the stockholders of the Company at the Company’s annual meeting in 2025; (iv) the execution of an amendment and restatement of the Amended and Restated Collaboration Agreement, dated August 30, 2019, between the Company and the Investor; (v) the execution of a services agreement by the Company and the Investor; and (vi) certain other customary closing conditions. The second tranche (the “Additional Closing”) is subject to conditions including, but not limited to: (i) the execution of a strategic alliance agreement relating to, among other things, manufacturing arrangements, by the Company and the Investor; (ii) the approval of the Charter Amendment by the stockholders of the Company at the Company’s annual meeting in 2025; and (iii) certain other customary closing conditions. The agreements to be entered into in connection with such conditions are subject to the receipt of regulatory approvals, the parties negotiating and entering into definitive agreements and the conditions included within the applicable definitive documents.
The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes to support the Company’s certification efforts and commercial production of its electric air taxi.
The Company is subject to a number of obligations in the Stock Purchase Agreement, including, among others, covenants regarding the conduct of and carrying on of its business, and certain limitations with respect to the use of the proceeds from the sale of the Shares. The Stock Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Investor for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of such Stock Purchase Agreement and are and will be made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Stock Purchase Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors not party to the Stock Purchase Agreement should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.
The Private Placement is exempt from the registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements. The sale of the Shares did not involve a public offering and was made without general solicitation or general advertising by the Company or its representatives. The Investor represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that such Investor is acquiring the Shares for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.
Pursuant to the Stock Purchase Agreement, the Company shall, no later than the earlier of (i) 30 days after the date of the Additional Closing or (ii) September 30, 2025, file with the SEC a registration statement on Form S-3/ASR, or such other form as required to effect a registration covering the resale of the Shares. The Investor has certain demand registration rights and piggyback registration rights pursuant to the terms of the Stock Purchase Agreement.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The information included in Item 1.01 above is incorporated by reference into this Item 3.02. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding receipt of regulatory approvals, the parties entering into definitive agreements, the approval of the Charter Amendment, the parties satisfying the conditions for closing on either or both of the tranches, the closing of the Private Placement, the registration for resale of the Shares, the use of the proceeds from the Private Placement, and the expected benefits from the partnership. You can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements use these words or expressions.
We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and our other filings with the Securities and Exchange Commission, and the inability of the parties to successfully negotiate and to enter into the definitive agreements required to satisfy the conditions for closing on either or both tranches of the Private Placement on expected terms, or at all. The forward-looking statements in this Current Report on Form 8-K are based upon information available to us as of the date of this Current Report on Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Stock Purchase Agreement, dated as of October 1, 2024, by and between Joby Aviation, Inc. and Toyota Motor Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	October 2, 2024	By:	/s/ Matthew Field
		Name:	Matthew Field
		Title:	Chief Financial Officer